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                                                                    EXHIBIT 99.3


                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           CONTINENTAL AIRLINES, INC.

                    (ORIGINALLY INCORPORATED ON APRIL 7, 1980
                      UNDER THE NAME PEOPLE EXPRESS, INC.)


                  ONE: The name of this corporation is Continental Airlines, Inc. (the "Corporation").

                  TWO: The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

                  THREE: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware ("GCL").

                  FOUR: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 210 million shares, par value $.01 per share, of which 10 million shall be Preferred Stock ("Preferred Stock") and 200 million shall be Class B Common Stock ("Class B Common Stock"). The powers, designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions of each class of stock shall be governed by the following provisions:

                  SECTION 1. PREFERRED STOCK. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized (i) to provide by



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resolution or resolutions from time to time for the issuance of shares of
Preferred Stock in one or more series, (ii) to establish from time to time the number of shares to be included in each such series, (iii) (to the extent not expressly provided for herein) to fix the designations, powers, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations or restrictions, if any, thereof, by filing one or more certificates pursuant to the GCL (hereinafter, referred to as a "Preferred Stock Designation"), and (iv) to increase or decrease the number of shares of any such series to the extent permitted by the GCL and the Preferred Stock Designation. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                  (i) The designation of the series, which may be by distinguishing the number, letter or title of such series.

                  (ii) The number of shares of the series.

                  (iii) Whether dividends, if any, shall be paid in cash or in capital stock or other securities, whether such dividends shall be cumulative (and, if so, from which date or dates for each such series) or noncumulative, the preference or relation which such dividends, if any, shall bear to the dividends payable on any other class or classes or any other series of capital stock, and the dividend rate, if any, of the series.

                  (iv) Conditions and dates upon which dividends, if any, shall be payable.

                  (v) The redemption rights and redemption price or prices, if any, for shares of the series.

                  (vi) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.



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                  (vii) The amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

                  (viii) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series of capital stock, or any other security, of the Corporation or any other corporation and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made.

                  (ix) Restrictions on the issuance of shares of the same series or of any other class or series.

                  (x) The voting rights, if any, of the holders of shares of the series, whether as a class or otherwise, with respect to the election of directors or otherwise.

                  (xi) The price or other consideration for which shares of the series shall be issued and, if deemed desirable, the stated value or other valuation of the shares constituting such series.

                  (xii) Any other relative rights, preferences and limitations of that series. Notwithstanding anything to the contrary in this Amended and Restated Certificate of Incorporation or in a Preferred Stock Designation, the holders of Preferred Stock shall not be entitled to vote separately as a class with respect to any amendment to this Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Preferred Stock. Pursuant to the authority conferred by this Article Four, the following series of Preferred Stock has been designated, such series consisting of such number of shares, with such voting



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powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as are stated and expressed in the exhibit with respect to such series attached hereto as specified below and incorporated herein by reference:

                  EXHIBIT A: Series A Junior Participating Preferred Stock

                  SECTION 2. CLASS B COMMON STOCK. All shares of Class B Common Stock shall be identical and will entitle the holders thereof to the same rights and privileges, except as otherwise provided herein. Except as may be provided herein or in a Preferred Stock Designation, the holders of shares of Class B Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in stock or otherwise.

                  (a) VOTING RIGHTS.

                           (i) Except as provided in Article Six, each
registered holder of Class B Common Stock shall be entitled to one vote for each share of such stock held by such holder.

                           (ii) Except as otherwise provided in this Article
Four or required by law,

                                    (A) Class B Common Stock shall be entitled
to elect directors of the Corporation as provided for in Section 1 of Article Five; and

                                    (B) Class B Common Stock shall be entitled
to vote on all other matters submitted to a vote of stockholders of the Corporation.

                  (b) DIVIDENDS. Any dividend or distribution on the Class B Common Stock shall be payable on shares of Class B Common Stock ratably.

                  (c) LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the



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debts and other liabilities of the Corporation, including the liquidation preferences of any series of Preferred Stock, the holders of shares of Class B Common Stock shall be entitled to share ratably in the remaining net assets of the Corporation. Neither the merger or consolidation of the Corporation, nor the sale, lease or conveyance of all or part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation, either voluntarily or involuntarily, within the meaning of this Section 2(c).

Upon the effectiveness of this Amended and Restated Certificate of Incorporation (the "Effective Time"), each issued share of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), of the Corporation shall be reclassified, changed and converted into 1.32 shares of Class B Common Stock; provided, however, in lieu of any fractional shares of Class B Common Stock to which any holder of Class A Common Stock would otherwise be entitled pursuant hereto (aggregating for this purpose all of the shares of Class A Common Stock owned of record by such stockholder), such stockholder shall be entitled to receive a cash payment (the "Cash Payment") equal to the closing price of the Class B Common Stock on the New York Stock Exchange on the date this Amended and Restated Certificate of Incorporation becomes effective multiplied by such fraction. Outstanding stock certificates registered in the name of each record holder thereof that, prior to the Effective Time, represented issued shares of Class A Common Stock shall, after the Effective Time represent a number of whole shares of Class B Common Stock equal to 1.32 times the number of shares of Class A Common Stock such certificates represented immediately prior to the Effective Time rounded down to the nearest whole share, plus the right of the record holder thereof to receive the Cash Payment until such certificates are presented to the Corporation or its transfer agent for transfer or reissue in



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which event the Corporation or its transfer agent shall issue stock certificates representing the appropriate number of shares of Class B Common Stock plus the Cash Payment.

                  FIVE: The Board of Directors of the Corporation shall consist of such number of directors as may be determined from time to time by the Board of Directors in its sole discretion in accordance with Section 2.1 of the Bylaws of the Corporation, subject to the rights of the holders of any class or series of preferred stock of the Corporation, as set forth in a Preferred Stock Designation, to elect additional Directors under specified circumstances, and shall be subject to the following provisions:

                  SECTION 1: ELECTION. Holders of Class B Common Stock shall elect all directors of the Corporation (other than directors, if any, which holders of any series of Preferred Stock are entitled to elect pursuant to the provisions of the certificate of designations establishing such series). Except as otherwise consistent with applicable statutory, regulatory and interpretive restrictions regarding foreign ownership or control of U.S. air carriers, all directors shall be U.S. Citizens (as defined in Article Six, Section 1 hereof). The election of directors need not be by written ballot except as may otherwise be provided in the Bylaws. In connection with each annual election of directors of the Corporation, the Board of Directors shall nominate the Chief Executive Officer of the Corporation for election as a director.

                  SIX:

                  SECTION 1. LIMITATION OF VOTING RIGHTS. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate of Incorporation, at no time shall shares of capital stock of the Corporation be voted by, or at the direction of, Persons ("Aliens") who are not "citizens of the United States" as defined in 49 U.S.C. 40102(15), as now in effect or



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as it may hereafter from time to time be amended ("U.S. Citizens"), unless such shares are registered on the separate stock record maintained by the Corporation for the registration of ownership of Voting Stock, as defined in the Bylaws, by Aliens. The Bylaws may contain provisions to implement this provision.

                  SECTION 2.  BYLAWS, ETC.

                  (a) The Bylaws of the Corporation may make appropriate provisions to effect the requirements of this Article Six.

                  (b) All certificates representing Class B Common Stock or any other Voting Stock of the Corporation are subject to the restrictions set forth in this Article Six.

                  (c) A majority of the directors of the Corporation shall have the exclusive power to determine all matters necessary to determine compliance with this Article Six; and the good faith determination of a majority of the directors on such matters shall be conclusive and binding for all the purposes of this Article Six.

                  SECTION 3. BENEFICIAL OWNERSHIP INQUIRY.

                  (a) The Corporation may by notice in writing (which may be included in the form of proxy or ballot distributed to stockholders of the Corporation in connection with the annual meeting (or any special meeting) of the stockholders of the Corporation, or otherwise) require a Person that is a holder of record of equity securities of the Corporation or that the Corporation knows to have, or has reasonable cause to believe has, Beneficial Ownership of equity securities of the Corporation to certify in such manner as the Corporation shall deem appropriate (including by way of execution of any form of proxy or ballot by such Person) that, to the knowledge of such Person:



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                           (i) all equity securities of the Corporation as to
which such Person has record ownership or Beneficial Ownership are owned and controlled only by U.S. Citizens; or

                           (ii) the number and class or series of equity
securities of the Corporation owned of record or Beneficially Owned by such Person that are owned or controlled by Aliens are as set forth in such certificate.

                           As used herein, "Beneficial Ownership," "Beneficially
Owned," or "Owned Beneficially" refers to beneficial ownership as defined in Rule 13d-3 (without regard to the 60-day provision in paragraph (d)(1)(i) thereof) under the Securities Exchange Act of 1934, as amended. As used herein, "Person" means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust or other entity.

                  (b) With respect to any equity securities identified by such Person in response to Section 3(a)(ii) of this Article Six, the Corporation may require such Person to provide such further information as the Corporation may reasonably require in order to implement the provisions of this Article Six.

                  (c) For purposes of applying the provisions of this Article Six with respect to any equity securities of the Corporation, in the event of the failure of any Person to provide the certificate or other information to which the Corporation is entitled pursuant to this Section 3, the Corporation shall presume that the equity securities in question are owned or controlled by Aliens.

                  SEVEN: As permitted by the GLC, the approval of the holder of the share of Series B Preferred Stock (the "Special Stock") of the Corporation that will be issued to Northwest Airlines, Inc., a Minnesota corporation ("Northwest"), pursuant to the Omnibus



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Agreement, dated as of November 15, 2000 (the "Omnibus Agreement"), among the
Corporation, Northwest, Northwest Airlines Holdings Corporation, a Delaware corporation, Northwest Airlines Corporation, a Delaware corporation, and Air Partners, L.P., a Texas limited partnership, given in writing, shall, until such time as the Special Stock becomes redeemable in accordance with its terms (or the earlier repurchase of the Special Stock by the Corporation), be necessary to authorize, approve, effect or validate (a) any amendment to the Amended and Restated Rights Agreement by and between the Corporation and ChaseMellon Shareholder Services, LLC, a New Jersey limited liability company, as rights agent, or any successor thereto, as in effect immediately following the closing of the transactions contemplated by the Omnibus Agreement (the "Rights Agreement") or any successor rights agreement, or the Preferred Shares (as defined in the Rights Agreement) or (b) the redemption of the Rights (as that term is defined in the Rights Agreement) pursuant to Section 23 of the Rights Agreement or any corresponding provision or provisions of a successor rights agreement. Notwithstanding the foregoing, no such approval shall be required if
(i) in the case of an amendment to the Rights Agreement, such amendment (taking into account the effect of such amendment and all other amendments adopted subsequent to the closing of the transactions under the Omnibus Agreement) (A) does not permit a Person that is a Major Carrier (as defined in the Certificate of Designations for the Special Stock) or an Affiliate (as defined in the Rights Agreement) of a Major Carrier to enter into a particular transaction without becoming an Acquiring Person (as defined in the Rights Agreement) in such transaction where, but for such amendment, such Person would have otherwise become an Acquiring Person in such transaction (provided, any amendment to the Rights Agreement that designates a Person as an Exempt



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Person or otherwise exempts a Person from the definition of Acquiring Person shall provide that such Person's status as an Exempt Person (or such Person's exemption from the definition of Acquiring Person) shall remain effective only for so long as such Person is not a Major Carrier or an Affiliate of a Major Carrier), (B) does not mitigate in any material respect the adverse consequences to a Person as a result of its becoming an Acquiring Person, (C) does not amend in any material respect Section 27 of the Rights Agreement, (D) does not alter the provisions of Section 23(a) relating to the redemption of the Rights, and
(E) does not extend the time during which the rights may be redeemed; or (ii) in the case of a redemption of the Rights, such redemption is in connection with a bona fide transaction involving one or more Persons, none of which is, or is an Affiliate of, a Major Carrier, which Person or Persons would otherwise become an Acquiring Person in such transaction and which transaction has either a reasonable likelihood or a purpose of producing, either directly or indirectly, any of the effects described in paragraph (a)(3)(ii) of Rule 13e-3 (as in effect on November 15, 2000) promulgated under the Securities Exchange Act of 1934, as amended, and the Corporation need not adopt a new rights agreement after such redemption except to the extent required by the following proviso; provided, that in the case of any such redemption or other state of affairs in which a rights agreement in the form of the Rights Agreement (subject to any amendments that may be made without the approval of the holder of the Special Stock (as described in this Article Seven)) is not in effect with rights having been issued thereunder, the Corporation shall, as applicable, (i) reissue the Rights, or (ii) issue rights pursuant to a rights agreement with provisions identical in all material respects as those contained in the Rights Agreement (subject to amendments that may be made without the approval of the holder of the Special Stock as described above), in each case as promptly as practicable in the event any class of common stock of the Corporation becomes registered under Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended. Except as



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otherwise expressly provided above and unless the Special Stock becomes redeemable in accordance with its terms or is repurchased by the Corporation, the Corporation shall take all necessary action to have in effect a rights agreement with terms and conditions identical in all material respects to the terms and conditions of the Rights Agreement (subject to amendments that may be made without the approval of the holder of the Special Stock as described above) and to issue the rights created thereunder in accordance with such rights agreement. Notwithstanding the foregoing, the definition of Acquiring Person in the Rights Agreement may be amended by changing all or some of the references therein to 15% to any percentage less than 25%.

                  EIGHT: Except as otherwise expressly provided herein, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

                  NINE: Effective as of the Consummation Date (as defined in the Investment Agreement, dated November 9, 1992, among Air Canada, a Canadian corporation, Air Partners, L.P., a Texas limited partnership, the Corporation and Continental Airlines Holdings, Inc., as amended), the Corporation elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

                  TEN: No Director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the Director derived any improper personal benefit. If the GCL is amended after the date of the filing of this Amended and Restated Certificate of Incorporation to authorize



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corporate action further eliminating or limiting the personal liability of directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. No amendment to or repeal of this Article Ten shall affect in a manner adverse to any such Director the liability or alleged liability of such Director for or with respect to any acts or omissions of such Director or member occurring prior to such amendment or repeal.

                  ELEVEN: The Corporation shall indemnify, to the full extent permitted by the laws of the State of Delaware as from time to time in effect, each Director and officer of the Corporation, and may indemnify each employee and agent of the Corporation, and all other persons whom the Corporation is authorized to indemnify under the provisions of the GCL.

                  TWELVE: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law and this Amended and Restated Certificate of Incorporation and subject to the rights, preferences and powers of any series of Preferred Stock as set forth in a Preferred Stock Designation; and all rights, preferences and privileges of whatsoever nature and conferred upon stockholders, directors or any other Persons whomsoever by and pursuant to this Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article Twelve.



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                  IN WITNESS WHEREOF, this Amended and Restated Certificate of
Incorporation, which restates and integrates and further amends the provisions of the Amended and Restated Certificate of Incorporation of this Corporation, and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by its duly authorized officer this ___ day of ____________________, 2001.

                                       CONTINENTAL AIRLINES, INC.


                                       By:
                                          --------------------------------
                                          Jeffery A. Smisek
                                          Executive Vice President,
                                             General Counsel and Secretary



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                                                                       EXHIBIT A

                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK


                  Section 1. Designation and Amount. The shares of this series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

                  Section 2. Dividends and Distributions.

                           (A) Subject to the rights of the holders of any
shares of any series of Preferred Stock (or any other stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in



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shares of Class A Common Stock, par value $.01 per share (the "Class A Common
Stock"), Class B Common Stock, par value $.01 per share (the "Class B Common Stock") or Class D Common Stock, par value $.01 per share (the "Class D Common Stock" and, together with the Class A Common Stock and the Class B Common Stock, the "Common Stock"), of the Corporation or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                           (B) The Corporation shall declare a dividend or
distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

                           (C) Dividends due pursuant to paragraph (A) of this
Section shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly



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Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                  Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

                           (A) Subject to the provision for adjustment
hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes



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per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of votes entitled to be cast by the holders of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of votes entitled to be cast by the holders of shares of Common Stock that were outstanding immediately prior to such event.

                           (B) Except as otherwise provided in the Amended and
Restated Certificate of Incorporation, including any other Certificate of Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                           (C) Except as set forth herein, or as otherwise
required by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

                  Section 4. Certain Restrictions.

                           (A) Whenever quarterly dividends or other dividends
or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                                    (i) declare or pay dividends, or make any
other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;



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                                    (ii) declare or pay dividends, or make any
other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

                                    (iii) redeem or purchase or otherwise
acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock.

                           (B) The Corporation shall not permit any subsidiary
of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

                  Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The Corporation shall take all such actions as are necessary to cause all such shares to become authorized but unissued shares of Preferred Stock that may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in the Restated Certificate of Incorporation, including any Certificate



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of Designation creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

                  Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property



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(payable in kind), as the case may be, into which or for which each share of
Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  Section 8. Amendment. The Restated Certificate of Incorporation shall not be amended in any manner, including in a merger or consolidation, which would alter, change, or repeal the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

                  Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and upon liquidation, dissolution and winding up, junior to all series of Preferred Stock.



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